                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 18, 2002



                                XATA CORPORATION
             (Exact name of registrant as specified in its charter)



               MINNESOTA                                0-27166                              41-1641815
     (State of other jurisdiction                (Commission File No.)              (IRS Employer Identification
           of incorporation)                                                                   Number)



           151 EAST CLIFF ROAD, SUITE 10, BURNSVILLE, MINNESOTA 55337
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 894-3680

              (Former name, former address and former fiscal year,
                       if changed since last report): N/A




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ITEM 5.    OTHER EVENTS

Changes in Executive Management

     Effective September 18, 2002, David M. Purvis was appointed a director of XATA Corporation, replacing Barry D. Batcheller, who resigned from the board. Mr. Purvis is Senior Vice President and Chief Technology Officer of Deere & Company. John Deere Special Technologies Group, Inc. (JDSTG), a subsidiary of Deere & Company, is a significant shareholder of XATA. This appointment is discussed more fully in the press release included as an exhibit to this report.


ITEM 7.    EXHIBITS

Exhibit No.                  Description
-----------                  -----------
99.1                         Press Release dated September 19, 2002









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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 19, 2002                XATA CORPORATION



                                          By: /s/ John G. Lewis
                                              ----------------------------------
                                              John G. Lewis, Chief Financial
                                              Officer (Principal accounting and
                                              financial officer) and Authorized
                                              Signatory








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